SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): May 10, 2004





                        MORGAN STANLEY ABS CAPITAL II INC.
       ----------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

           Delaware                   333-82716                13-3948996
-------------------------------  ------------------       ---------------------
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)            File Number)           Identification No.)


                             1585 Broadway, 2nd Floor
                             New York, New York 10036
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                   (Address of Principal Executive Offices)
                                    (Zip Code)


      Registrant's telephone number, including area code (212) 761-4000
                                                         ----- --------


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Item 5.     Other Events.
----        ------------

Filing of Form T-1
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     On May 11, 2004, Morgan Stanley ABS Capital II Inc. (the "Company") is
filing a Form T-1 to designate Wells Fargo Bank, National Association, a national banking association, to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.



Item 7.  Financial Statements, Pro Forma Financial

     Information and Exhibits.
     -------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      25.1 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MORGAN STANLEY ABS CAPITAL II INC.



                              By: /s/ Jack Kattan
                                 --------------------------------
                                Name: Jack Kattan
                                Title: Executive Director



Dated:  May 11, 2004

Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

25.1  Form T-1 Statement of Eligibility under Trust Indenture
      Act of 1939, as amended.                                              5